SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[x]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                            Wauwatosa Holdings, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                   ------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:
         ........................................................

         2) Aggregate number of securities to which transaction applies:

         ........................................................
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         ........................................................
         4) Proposed maximum aggregate value of transaction:

         ........................................................

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:


2) Form, Schedule or Registration Statement No.:


3) Filing Party:


4) Date Filed:

                                   Wauwatosa
                                 Holdings, Inc.


________________, 2007



Dear Fellow Shareholder,

     We invite you to attend a Special Meeting of Shareholders of Wauwatosa Holdings, Inc., which will be held at the Wauwatosa Savings Bank Corporate Office, 11200 West Plank Court, Wauwatosa, Wisconsin, at __________, Central Time, on__________________________ 2007.

     The Wauwatosa Holdings, Inc. Notice of Special Meeting of Shareholders and Proxy Statement, which are enclosed, describe the business to be conducted at the special meeting. If you plan to attend the special meeting, please check the box on the proxy form so that we can make the appropriate arrangements.

     On behalf of the board of directors, please take a moment now to cast your vote via the internet or by telephone as described on the enclosed proxy card, or alternatively, complete, sign, date and return the proxy card in the postage-paid envelope provided. Voting in advance of the special meeting will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the special meeting.

Sincerely,




DOUGLAS S. GORDON
Chief Executive Officer

                            WAUWATOSA HOLDINGS, INC.

                               11200 W. Plank Ct.
                           Wauwatosa, Wisconsin 53226
                                 (414) 761-1000

                         ------------------------------


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON _____________, 2007

                          -----------------------------


To the Shareholders of Wauwatosa Holdings, Inc.:

     A special meeting of shareholders of Wauwatosa Holdings, Inc. will be held on _______________, 2007, at _______________, Central Time, at the Wauwatosa
Savings Bank Corporate Office, 11200 West Plank Court, Wauwatosa, Wisconsin, for the following purposes:

         (1) Approving a Plan of Charter Conversion and transacting such other business as may properly come before the special meeting or any adjournment thereof.

     The board of directors has fixed the close of business on _________, 2007 as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting and any adjournment thereof. Only shareholders of record at the close of business on that date will be entitled to vote at the special meeting. Lamplighter Financial, MHC, our mutual holding company, owns 69.41% of our outstanding shares and intends to vote its shares of common stock in favor of the proposal described in this proxy statement.

     We call your attention to the proxy statement accompanying this notice for a more complete statement regarding the matters to be acted upon at the special meeting. Please read it carefully.

                                       By Order of the Board of Directors





                                       Barbara J. Coutley
                                       Senior Vice President and Secretary

Wauwatosa, Wisconsin
__________, 2007

                                 PROXY STATEMENT

                            WAUWATOSA HOLDINGS, INC.
                               11200 W. Plank Ct.
                           Wauwatosa, Wisconsin 53226
                                 (414) 761-1000
                             ----------------------

                             SOLICITATION AND VOTING

     This proxy statement and accompanying proxy are furnished to the shareholders of Wauwatosa Holdings, Inc. ("Wauwatosa Holdings") in connection with the solicitation of proxies by the Wauwatosa Holdings board of directors for use at the special meeting of Wauwatosa Holdings shareholders on __________, 2007, and at any adjournment of that meeting. We are mailing the proxy materials to shareholders of record beginning on or about ______________, 2007.

     Wauwatosa Holdings was established as part of the reorganization of Wauwatosa Savings Bank into the mutual holding company form of ownership, which was completed on October 4, 2005. As part of the reorganization, Wauwatosa Holdings was formed as the mid-tier stock holding company and sole stockholder of Wauwatosa Savings Bank, and Lamplighter Financial, MHC was formed as the mutual holding company of Wauwatosa Holdings. In connection with the reorganization, Wauwatosa Holdings sold approximately 30% of its common stock in a subscription offering, contributed approximately 1.65% of its common stock to the Waukesha County Community Foundation, Inc., and issued the remaining approximately 68.35% of its common stock to Lamplighter Financial, MHC.

     Record Date and Meeting Information. The board of directors has fixed the close of business on ____________________ 2007 as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting and any adjournment thereof. Only holders of record of our common stock, the only class of voting stock of Wauwatosa Holdings outstanding, on the record date are entitled to notice of and to vote at the special meeting. Each share of common stock is entitled to one vote. At the record date, there were 33,975,250 shares of common stock validly issued and outstanding. Of this amount, 764,165 were held as treasury shares and 609,213 shares were held in trust as unearned Employee Stock Ownership Plan shares. At the record date, Lamplighter Financial, MHC held 23,050,183 shares of our common stock and intends to vote such shares in favor of the proposal described in this Proxy Statement.

     The board of directors of Wauwatosa Holdings knows of no matters to be acted upon at the special meeting other than as set forth in the notice attached to this proxy statement. If any other matters properly come before the special meeting, or any adjournment thereof, it is the intention of the persons named in the proxy to vote such proxies in accordance with their best judgment on such matters.

     Voting Your Shares. Any shareholder entitled to vote at the special meeting may vote either in person or by a properly executed proxy. Shares represented by properly executed proxies received by Wauwatosa Holdings will be voted at the special meeting, or any adjournment thereof, in accordance with the terms of such proxies, unless revoked. If no voting instructions are given on a properly executed proxy, the shares will be voted FOR the approval of the plan of charter conversion.

     A shareholder may revoke a proxy at any time prior to the time when it is voted by filing a written notice of revocation with our corporate secretary at the address set forth above, by delivering a properly executed proxy bearing a later date or by voting in person at the special meeting. Attendance at the special meeting will not in itself constitute revocation of a proxy. If you are a shareholder whose shares are not registered in your name, you will need appropriate documentation from your record holder in order to vote in person at the special meeting.

     Shares in Employee Plans. Any shareholder who owns shares through an allocation to that person's account under the Wauwatosa Savings Bank Employee Stock Ownership Plan (the "ESOP") will receive a separate green proxy card, marked "ESOP," to instruct the ESOP's Trustee how to vote those shares. The ESOP Trustee, Marshall & Ilsley Trust Company NA, will vote shares allocated to those employees' ESOP accounts in accordance with the participant's voting instructions on the proxies. The ESOP administrator may vote, in its discretion, unallocated ESOP shares and any allocated ESOP shares which are not voted by the individuals to whom they are allocated. It is expected that those shares will be voted for the proposal.

     Shares Held by Charitable Foundation. Under FDIC regulations and the terms of the Plan of Reorganization pursuant to which Wauwatosa Savings Bank converted into the mutual holding company form of ownership, the Waukesha County Community Foundation, Inc. must vote all shares of Wauwatosa Holdings common stock held by it in the same ratio as all other shares of Wauwatosa Holdings voted on the proposal by Wauwatosa Holdings' shareholders. On the record date, the Waukesha County Community Foundation held 31,422 shares of Wauwatosa Holdings common stock.

     Quorum and Required Vote. A majority of the votes entitled to be cast by the shares entitled to vote, represented in person or by proxy, will constitute a quorum of shareholders at the special meeting. Broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be considered present for purposes of establishing a quorum. The inspector of election appointed by the board of directors will count the votes and ballots at the special meeting.

     The affirmative vote of two-thirds of our outstanding shares is required to approve the Plan of Charter Conversion.

     Expenses and Solicitation. We will pay expenses in connection with the solicitation of proxies. Proxies will be solicited principally by mail, but may also be solicited by our directors, officers and other employees in person or by telephone, facsimile or other means of communication. Those directors, officers and employees will receive no compensation therefor in addition to their regular compensation, but may be reimbursed for their related out-of-pocket expenses. Brokers, dealers, banks, or their nominees, who hold common stock on behalf of another will be asked to send proxy materials and related documents to the beneficial owners of such stock, and we will reimburse those persons for their reasonable expenses.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The table below sets forth information regarding the beneficial ownership of Wauwatosa Holdings common stock on the record date by each director, by each executive officer, holders of more than 5% of our shares of common stock and by all of our directors and executive officers as a group. None of our directors or executive officers have options that are exercisable within 60 days of the record date.


                                                    Number of Shares and
                                                    Nature of Beneficial         Percent
         Name of Beneficial Owner                     Ownership (1)(2)          of Class
         ------------------------                   --------------------        ---------

         Lamplighter Financial, MHC (3)..........          23,050,183            69.41%

         Rebecca M. Arndt........................              10,513               *
         William F. Bruss........................              18,701               *
         Barbara J. Coutley......................              14,527               *
         Thomas E. Dalum.........................              38,351               *
         Douglas S. Gordon.......................             140,129               *
         Michael L. Hansen.......................             165,844               *
         Richard C. Larson.......................              32,781               *
         Patrick S. Lawton.......................             143,275               *
         Stephen J. Schmidt......................              26,500               *
         All directors and executive officers
             as a group (9 persons) (2)..........           1,798,535             5.42%
------------------
*   Less than 1.0%

 (1) Unless otherwise noted, the specified persons have sole voting and dispositive power as to the shares. Number of shares identified as indirect, beneficial ownership: Mr. Bruss - 5,201; Ms. Coutley - 14,527;
     Mr. Dalum - 13,351; Mr. Hansen - 145,000;  Mr. Larson - 5,281; Mr. Lawton -
     19,600; group - 812,173. See also note (2) below.

 (2) The  total   or  the  group  (but  not any  individual)  includes  609,213 unallocated  shares held in the ESOP,  as to which  voting and  dispositive power is shared.  As  administrator,  Wauwatosa  Savings Bank  (through its board)  may  vote,  in its  discretion,  shares  which  have  not yet  been allocated to participants. Employees may vote the shares allocated to their accounts;  the  administrator  will vote unvoted shares in its  discretion.
     Allocated  shares  are  included  only  if  allocated  to  named  executive officers,  in which case they are included in those  individuals'  (and the group's) beneficial ownership.

 (3) The  address  for  Lamplighter  Financial,   MHC  is  1120  W.  Plank  Ct.,
     Wauwatosa, Wisconsin 53226.

     The above beneficial ownership information is based on data furnished by the specified persons and is determined in accordance with Rule 13d-3 under the Securities Exchange Act, as required for purposes of this proxy statement. It is not necessarily to be construed as an admission of beneficial ownership for other purposes.

             PROPOSAL -- APPROVAL OF THE PLAN OF CHARTER CONVERSION
General

     The board of directors has adopted a Plan of Charter Conversion by which Wauwatosa Holdings will convert from a Wisconsin corporation to a Federal corporation chartered by the Office of Thrift Supervision ("OTS"). This action has been taken by the board of directors after evaluating the advantages and disadvantages associated with Wauwatosa Holdings being regulated by both the Board of Governors of the Federal Reserve System (the "Federal Reserve Board") and the Wisconsin Department of Financial Institutions, as compared to being regulated solely by the OTS. This action has also been taken in light of the decision by the board of directors of Lamplighter Financial, MHC, our mutual holding company, to convert its charter from a Wisconsin charter to a Federal charter. In connection with the conversion of our charter and Lamplighter Financial's charter to Federal charters, Wauwatosa Savings Bank intends to make an election under Section 10(l) of the Home Owners' Loan Act to have its holding companies chartered and regulated by the OTS. However, Wauwatosa Savings Bank will retain its current state savings bank charter. The board of directors may terminate the Plan of Charter Conversion at any time if the Board determines that termination is in our best interest.

     We currently operate in what is commonly referred to as the "two-tier" mutual holding company structure, whereby Lamplighter Financial owns a majority of the outstanding common stock of Wauwatosa Holdings; which owns 100% of the outstanding common stock of Wauwatosa Savings Bank. Currently, both Wauwatosa Holdings and Lamplighter Financial are regulated by Wisconsin and Federal law. Under Wisconsin law, Lamplighter Financial and Wauwatosa Holdings are regulated as Wisconsin chartered mutual holding companies and as Wisconsin chartered bank holding companies. Under Federal law, both Wauwatosa Holdings and Lamplighter Financial, are regulated by the Federal Reserve Board as bank holding companies. Management believes that regulation by both the Federal Reserve Board and the Wisconsin Department of Financial Institutions is duplicative. For this reason, and the other reasons discussed in this proxy statement, we have determined that it is in the best interests of Wauwatosa Holdings to be regulated by a single regulator, the OTS. Accordingly, we are asking our shareholders to approve our conversion from a Wisconsin chartered corporation to a Federally chartered corporation pursuant to the Plan of Charter Conversion.

     The charter conversion will be accomplished as follows or in any other manner acceptable to the board of directors and applicable regulatory authorities: (i) Lamplighter Financial will organize a Federal corporation as a Federal mid-tier stock holding company subsidiary; (ii) Wauwatosa Holdings will merge with and into the Federal corporation with the Federal corporation as the surviving entity; and (iii) in connection with the merger in step (ii) above, by operation of law all of the issued and outstanding shares of common stock of Wauwatosa Holdings will be canceled and converted into and become an equal number of shares of common stock of the Federal corporation. The agreement by which the merger referred to in step (ii) will occur is attached to this proxy statement as Exhibit C. The description of the charter conversion in this proxy statement is qualified in its entirety by reference to this agreement.

     Both Wauwatosa Holdings and Lamplighter Financial have applied to the OTS for approval of the charter conversions. Completion of the charter conversions, even if approved by our shareholders, will be subject to approval by the OTS. If Wauwatosa Holdings and Lamplighter Financial fail to receive OTS approval, or if OTS approval is made subject to conditions that the board of directors of either Wauwatosa Holdings or Lamplighter Financial deems unacceptable, the charter conversions will not be completed.

     Set forth below is a discussion of the reasons for the charter conversion, the impact of the charter conversion on Wauwatosa Holdings, and a comparison of regulatory differences and differences in shareholders' rights that will result from the charter conversion. The following discussion includes a discussion of the material differences between our current Wisconsin Articles of Incorporation and Bylaws and our proposed Federal Charter and Bylaws. The following discussion is qualified in its entirety by reference to these corporate documents. Shareholders are urged to review these documents for additional details. The proposed Federal Charter and Bylaws are attached to this proxy statement as Exhibits A and B, respectively.

Reasons for the Charter Conversion of Wauwatosa Holdings

     The board of directors believes that the conversion of Wauwatosa Holdings from a Wisconsin to a Federal charter is advisable and in the best interests of the corporation and our shareholders. Among the factors considered by the board of directors in approving the Plan of Charter Conversion were the following:

            o The OTS has regulations that the board of directors believes enhance the attractiveness of the Federal mutual holding company charter and will benefit Wauwatosa Holdings and our shareholders. The OTS rules permit Lamplighter Financial to waive the receipt of cash dividends we pay without causing dilution to the ownership interests of our public shareholders in the event of a conversion of Lamplighter Financial from mutual to stock form. By contrast, the Federal Reserve Board has not, as a matter of policy, permitted mutual holding companies to waive the receipt of dividends which may have an adverse effect on Wauwatosa Holdings and our shareholders. The board of directors believes that it is important for Lamplighter Financial to be able to waive the receipt of dividends if it has no immediate need for additional capital. A waiver of dividends by Lamplighter Financial will enable us to retain capital that we can more effectively invest for the benefit of all shareholders and Wauwatosa Savings Bank. Moreover, if Lamplighter Financial cannot waive the receipt of dividends that we pay, it will be required to pay federal income tax equal to 8% of the dividends it receives even though it has no use for such dividends. Management believes such a tax on dividends amounts to a waste of capital. Lastly, over the longer term, the Federal Reserve Board's policy prohibiting the waiver of dividends by Lamplighter Financial increases the likelihood that we and Lamplighter Financial would need to convert our organizational structure to stock form in a so-called "second-step" conversion in order to maintain the ownership interest of our public stockholders.

            o The OTS also has rules regarding the regulation and operation of mutual holding companies that enhance the mutual holding company structure. In particular, the OTS rules and policy facilitate ongoing operations and capital raising, and offer greater flexibility in structuring acquisitions and stock benefits in order to make mutual holding companies more competitive with stock holding companies. The OTS has demonstrated its interest in making the mutual holding company charter a charter of choice for mutual institutions considering converting to stock form.

            o Our board of directors believes that the OTS, among the federal banking regulators, has the greatest expertise in regulating mutual holding companies and in processing mutual holding company transactions, which typically raise more complex issues than transactions by fully converted stock holding companies. Our board of directors wishes to take advantage of this expertise so that both we and Wauwatosa Savings Bank may pursue potential transactions with a higher level of certainty. However, we are not currently pursuing any such transactions.

            o The charter conversion will result in both Wauwatosa Holdings and Lamplighter Financial being regulated by the OTS only. This should save both companies the time and expense associated with duplicate regulation. Currently, both Wauwatosa Holdings and Lamplighter Financial are regulated by the Federal Reserve Board and the Wisconsin Department of Financial Institutions.

     The only potential disadvantage of the charter conversion is the additional cost associated with being regulated by the OTS as a federal mid-tier stock holding company. However, management believes that the cost of such regulation will be immaterial, and that the additional costs will be outweighed by the benefits of being chartered and regulated by the OTS.

Conditions to the Charter Conversion

     The charter conversion will not be completed unless: (i) the Plan of Charter Conversion is approved by two-thirds of the outstanding shares of our common stock; (ii) we receive a favorable opinion of counsel as to the federal income tax consequences of the charter conversion; and (iii) the charter conversion and the charter conversion of Lamplighter Financial to a federal mutual holding company charter are approved by the OTS.

     Lamplighter Financial, which owns a majority of the outstanding shares of our common stock, intends to vote its shares in favor of the Plan of Charter Conversion. In addition, members of our board of directors and our management intend to vote their shares in favor of the Plan of Charter Conversion. If Lamplighter Financial votes all of its shares in favor of the Plan of Charter Conversion, the approval of the Plan of Charter Conversion would be assured.

Impact of the Charter Conversion on Operations

     The charter conversion will have no impact on our day-to-day operations or on the operations of Wauwatosa Savings Bank or Lamplighter Financial. Wauwatosa Savings Bank will continue to be a Wisconsin-chartered savings bank and will continue its operations at the same locations, with the same management, and subject to all the rights, obligations and liabilities of Wauwatosa Savings Bank existing immediately prior to the charter conversion. The charter conversion is not expected to result in any material increased expenses or regulatory burden to Lamplighter Financial, Wauwatosa Savings Bank or Wauwatosa Holdings. Following the charter conversion, we will continue to file periodic reports and proxy materials with the SEC, and our shares of common stock will continue to trade on the Nasdaq Global Market.

Holding Company Powers and Regulation

     The following is a description of the powers and regulation of bank holding companies and mutual bank holding companies regulated by the Federal Reserve Board and savings and loan holding companies and mutual holding companies regulated by the OTS. This description does not purport to be complete and is qualified in its entirety by reference to the applicable laws and regulations.

     Regulatory Authority. Currently, we are regulated as a bank holding company by the Federal Reserve Board under the Bank Holding Company Act and the regulations of the Federal Reserve Board. The Federal Reserve Board also has extensive enforcement authority over bank holding companies, including, among other things, the ability to assess civil money penalties, to issue cease and desist or removal orders and to require that a holding company divest subsidiaries (including its bank subsidiaries). In general, enforcement actions may be initiated for violations of law and regulations and for unsafe or unsound practices.

     Following the charter conversion, we will be regulated as a mutual holding company and a savings and loan holding company under the Home Owners' Loan Act, and we will be required to register with and be subject to OTS examination and supervision, as well as certain OTS reporting requirements. Among other things, this authority permits the OTS to restrict or prohibit activities that are determined to be a serious risk to Wauwatosa Savings Bank.

     Permissible Activities. The Bank Holding Company Act generally prohibits a bank holding company (including a mutual holding company regulated as a bank holding company) from engaging directly or indirectly in activities other than those directly related to or incidental to banking, managing or controlling banks, or providing services for its subsidiaries. The principal exceptions to these prohibitions involve certain non-bank activities which, by statute or Federal Reserve Board regulation or order, have been identified as activities closely related to the business of banking or managing or controlling banks. The list of activities permitted by the Federal Reserve Board includes, among other things: acquiring up to 5% of the voting securities of a bank or company; owning a savings association, mortgage company, finance company, credit card company or factoring company; performing certain data processing operations; providing certain investment and financial advice; underwriting and acting as an insurance agent for certain types of credit-related insurance; leasing property on a full payout, non-operating basis; selling money orders, travelers' checks and United States savings bonds; appraising real estate and personal property; providing tax planning and preparation services; and, subject to certain limitations, providing securities brokerage services for customers. Bank holding companies that elect to be regulated as "financial holding companies," that meet certain safety and soundness and management requirements, and that have a "satisfactory" rating under the Community Reinvestment Act may engage in all activities that are permissible for bank holding companies as well as additional activities that are determined to be "financial in nature" or complementary or incidental to such activities, including insurance and securities underwriting activities. We have not elected to be regulated as a financial holding company.

     Under the Home Owners' Loan Act and OTS regulations, a mutual holding company and a mid-tier stock holding company chartered and regulated by the OTS may engage in the following activities: investing in the stock of a savings bank; acquiring a mutual association through the merger of such association into a savings bank subsidiary of such holding company or an interim savings bank subsidiary of such holding company; merging with or acquiring another holding company, one of whose subsidiaries is a savings bank; investing in a corporation, the capital stock of which is available for purchase by a savings bank under Federal law or under the law of any state where the subsidiary savings bank or association share their home offices; furnishing or performing management services for a savings bank subsidiary of such company; holding, managing or liquidating assets owned or acquired from a savings bank subsidiary of such company; holding or managing properties used or occupied by a savings bank subsidiary of such company; acting as trustee under deeds of trust; any other activity: (i) that the Federal Reserve Board, by regulation, has determined to be permissible for bank holding companies under Section 4(c) of the Bank Holding Company Act of 1956 (including acquiring up to 5% of the voting securities of any bank or company), unless the Director of the OTS, by regulation, prohibits or limits any such activity for savings and loan holding companies; or (ii) in which multiple savings and loan holding companies were authorized (by regulation) to directly engage on March 5, 1987; any activity permissible for financial holding companies under Section 4(k) of the Bank Holding Company Act, including securities and insurance underwriting; and purchasing, holding, or disposing of stock acquired in connection with a qualified stock issuance if the purchase of such stock by such savings and loan holding company is approved by the Director of the OTS.

     If a mutual holding company acquires or merges with another holding company, the holding company acquired or the holding company resulting from such merger or acquisition may only invest in assets and engage in activities permissible for federally chartered mutual holding companies, and has a period of two years to cease any nonconforming activities and divest any nonconforming investments.

     Holding Company Regulatory Capital Requirements. As a bank holding company, we currently are subject to the Federal Reserve Board's capital adequacy guidelines on a consolidated basis. Under Federal Reserve Board policy, a bank holding company must serve as a source of strength for its subsidiary bank. Under this policy, the Federal Reserve Board may require, and has required in the past, a holding company to contribute additional capital to an undercapitalized savings bank.

     Following the charter conversion, we would be regulated as a savings and loan holding company. Savings and loan holding companies do not have any regulatory capital requirements, although the OTS considers a holding company's capital adequacy and debt obligations as part of its examination and applications processes. Accordingly, after the charter conversion, we would not be subject to the capital requirements of the Federal Reserve Board.

     Mergers and Acquisitions. As a bank holding company, we currently are required to obtain the approval of the Federal Reserve Board before: (i) acquiring, directly or indirectly, the ownership or control of any voting securities of another bank or bank holding company if, after such acquisition, it would own or control more than 5% of such shares; (ii) acquiring all or substantially all of the assets of another bank or bank holding company; or
(iii) merging or consolidating with another bank holding company. The Bank Holding Company Act also prohibits a bank holding company, with certain exceptions, from acquiring direct or indirect ownership or control of more than 5% of the voting shares of any company that is not a bank or bank holding company. The Home Owners' Loan Act prohibits a savings and loan holding company directly or indirectly, or through one or more subsidiaries, from acquiring more than 5% of another savings institution or holding company thereof, without prior written approval of the OTS. It also prohibits the acquisition or retention of, with certain exceptions, more than 5% of a nonsubsidiary company engaged in activities other than those permitted by the Home Owners' Loan Act, or acquiring or retaining control of an institution that is not federally insured. In evaluating applications by holding companies to acquire savings institutions, the OTS must consider the financial and managerial resources, future prospects of the company and institution involved, the effect of the acquisition on the risk to the federal deposit insurance fund, the convenience and needs of the community and competitive factors.

     The OTS is prohibited from approving any acquisition that would result in a multiple savings and loan holding company controlling savings institutions in more than one state, subject to two exceptions:

     (i) the approval of interstate supervisory acquisitions by savings and loan holding companies; and

     (ii) the acquisition of a savings institution in another state if the laws of the state of the target savings institution specifically permit such acquisitions.

     Payment of Cash Dividends. The Federal Reserve Board has issued a policy statement on payment of cash dividends by bank holding companies that states that a bank holding company should pay cash dividends only to the extent that the holding company's net income for the past year is sufficient to cover both the cash dividends and a rate of earnings retention that is consistent with the holding company's capital needs, asset quality and overall financial condition. The Federal Reserve Board has also indicated that it would be inappropriate for a company experiencing serious financial problems to borrow funds to pay dividends. Furthermore, under the prompt corrective action regulations adopted by the Federal Reserve Board, the Federal Reserve Board may prohibit a bank holding company from paying any dividends if the holding company's bank subsidiary is classified as "under-capitalized."

     OTS regulations generally do not restrict the ability of a savings and loan holding company to pay dividends. However, to the extent that a mid-tier stock holding company pays cash dividends and the receipt of any portion of such dividends is waived by its parent mutual holding company, OTS approval of such dividend waiver is required before the mid-tier holding company may pay such dividends.

     Stock Repurchases. A bank holding company is required to give the Federal Reserve Board prior written notice of any purchase or redemption of its outstanding equity securities if the gross consideration for the purchase or redemption, when combined with the net consideration paid for all such purchases or redemptions during the preceding 12 months, is equal to 10% or more of its consolidated net worth. The Federal Reserve Board may disapprove such a purchase or redemption if it determines that the proposal would constitute an unsafe or unsound practice or would violate any law, regulation, Federal Reserve Board order, or any condition imposed by, or written agreement with, the Federal Reserve Board. This notification requirement does not apply to any company that meets the well-capitalized standard for commercial banks, has a safety and soundness examination rating of at least a "2" and is not subject to any unresolved supervisory issues.

     Holding companies of savings institutions that have converted from mutual to stock form or issued common stock in connection with a mutual holding company minority stock offering, regardless of whether they are holding companies regulated by the OTS or Federal Reserve Board, are restricted in their ability to repurchase shares of common stock for one year after the mutual-to-stock conversion or minority stock offering. Wauwatosa Savings Bank converted to the mutual holding company form of organization in 2005, and we are not subject to these post-conversion repurchase restrictions, and will not be subject to them after the charter conversion.

     Qualified Thrift Lender Test. In order for us to be regulated as a savings and loan holding company by the OTS (rather than as a bank holding company by the Federal Reserve Board), Wauwatosa Savings Bank must qualify as a "qualified thrift lender" under OTS regulations or satisfy the "domestic building and loan association" test under the Internal Revenue Code. Under the qualified thrift lender test, a savings institution is required to maintain at least 65% of its "portfolio assets" (total assets less: (i) specified liquid assets up to 20% of total assets; (ii) intangibles, including goodwill; and (iii) the value of property used to conduct business) in certain "qualified thrift investments" (primarily residential mortgages and related investments, including certain mortgage-backed and related securities) in at least nine months out of each 12-month period. Wauwatosa Savings Bank currently maintains the majority of its portfolio assets in qualified thrift investments and would have met the qualified thrift lender test in each of the last 12 months had Wauwatosa Savings Bank been subject to this test.

     Federal Securities Laws. Our common stock currently is registered with the SEC under the Securities Exchange Act of 1934. We currently observe the information, proxy solicitation, insider trading restrictions and other requirements under this act. The charter conversion will not change the registration of the common stock under this act, as we will continue to comply with the requirements of this act following the charter conversion.

Indemnification of Officers and Directors and Limitation of Liability

     Wisconsin Articles of Incorporation and Bylaws. Our current Wisconsin Articles of Incorporation and Bylaws seek to ensure that the ability of directors and executive officers to exercise their best business judgment in managing corporate affairs, subject to their continuing fiduciary duties of loyalty to Wauwatosa Holdings and its shareholders, is not unreasonably impeded by exposure to the potentially high personal costs or other uncertainties of litigation. Our current Wisconsin Bylaws include a detailed description of the circumstances in which a person will be indemnified. In general, the Bylaws require us to indemnify officers and directors against all expense, liability and loss including fees and expenses reasonably incurred because he or she was a director or officer. A director or officer may not be indemnified if the liability or expense was incurred because the director or officer breached or failed to perform a duty owed to us and the breach or failure constitutes: (1) a willful failure to deal fairly with Wauwatosa Holdings or its shareholders in connection with a matter in which the director or officer has a material conflict of interest; (2) a violation of criminal law, unless the director or officer had reasonable cause to believe that his or her conduct was lawful or no reasonable cause to believe that his or her conduct was unlawful; (3) a transaction from which the director or officer derived an improper personal profit; or (4) willful misconduct.

     The Wisconsin Bylaws require that the determination that indemnification of the representative is proper in the circumstances shall be made:

            o by the board of directors by a majority vote of a quorum consisting of directors who were not parties to the action or proceeding;

            o if such a quorum is not obtainable, or if obtainable and a majority vote of two or more disinterested directors so directs;

            o by independent legal counsel selected by the board of directors; directors;

            o by a panel of three arbiters consisting on one arbiter selected by the board of directors, one by the person seeking indemnification and a third arbiter selected by the other two arbiters;

            o  by a court; or

            o  by the shareholders.

     Expenses, including attorneys' fees, incurred in defending any action or proceeding shall be paid by the company in advance of the final disposition of the action or proceeding. To receive advance payment, the officer or director must submit a written affirmation of his or her good faith belief that he or she has not breached, or failed to perform his or her duties and an undertaking to the company to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the company as authorized by the Bylaws or ordered by a court.

     The Wisconsin Bylaws do not preclude an additional right to indemnification or allowance of expenses under (1) the Articles of Incorporation, (2) a written agreement between the director or officer and Wauwatosa Holdings, (3) a resolution of the board of directors, or (4) a resolution, after notice, adopted by a majority vote of issued and outstanding shares.

     In addition, the Wisconsin Bylaws specifically permit an officer or director to apply for indemnification to the court conducting the proceeding in question or to another court of competent jurisdiction.

     Federal Charter and Bylaws. The proposed Federal Charter and Bylaws do not similarly provide for indemnification of directors and executive officers or for limitation of liability of these persons. However, the OTS has indicated that as a matter of policy, mid-tier stock holding companies are subject to the same regulations with respect to indemnification to which federal savings banks are subject. OTS regulations require a federal savings bank to indemnify its directors, officers and employees against legal and other expenses incurred in defending lawsuits brought or threatened against them by reason of their performance as directors, officers, or employees. Indemnification may be made only if final judgment on the merits is in his favor or in case of (i) settlement, (ii) final judgment against him, or (iii) final judgment in his favor, other than on the merits, if a majority of the disinterested directors of the mid-tier stock holding company determines that he was acting in good faith within the scope of his employment or authority as he could reasonably have perceived it under the circumstances and for a purpose he could have reasonably believed under the circumstances was in the best interests of the mid-tier stockholding company or its shareholders. If a majority of the disinterested directors concludes that in connection with an action any person ultimately may become entitled to indemnification, the directors may authorize payment of reasonable costs and expenses arising from defense or settlement of such action. A savings bank is required to give the OTS at least 60 days notice of its intention to make indemnification and no indemnification shall be made if the OTS objects to the indemnification in writing.

     To the best of management's knowledge, there is currently no pending or threatened litigation for which indemnification may be sought.

Comparison of Shareholder Rights and Certain Anti-Takeover Provisions

     As a result of the charter conversion, holders of our common stock, whose rights are presently governed by Federal and Wisconsin law and our Wisconsin Articles of Incorporation and Bylaws, will become our shareholders whose rights will be governed by Federal law and the proposed Federal Charter and Bylaws.

     Capital Stock. Both the Wisconsin Articles of Incorporation and the Federal Charter authorize the Company to issue 200,000,000 shares of common stock, par value $0.01 per share, and 20,000,000 shares of serial preferred stock.

     Cumulative Voting. Neither the Wisconsin Articles of Incorporation nor the Federal Charter provide for cumulative voting.

     Preemptive Rights. Under both the Wisconsin Articles of Incorporation and the Federal Charter, holders of common stock will not be entitled to preemptive rights with respect to any shares that may be issued.

     Vacancies on the Board of Directors. Under the Wisconsin Bylaws, a majority vote of directors then in office may appoint new directors to fill vacancies on the Board. The Federal Charter provides that any director appointed by a majority of the remaining directors to fill a vacancy shall serve for a term of office continuing only until the next election of directors by shareholders.

     Number and Term of Directors. The Wisconsin Bylaws provide that the number of directors shall be not fewer than five, nor more than 10, with the precise number determined by the board of directors. The directors shall be divided into three classes. The Federal Charter provides that the number of directors shall be not fewer than five nor more than 15, unless the OTS approves a greater or lesser number. The Federal Bylaws specify that the number of directors shall be six. The Federal Bylaws also provide for the board of directors to be classified into three classes as nearly equal in number as possible.

     Presentation of New Business at Meetings of Shareholders. The Wisconsin Bylaws generally provide that for a shareholder to properly bring business before an annual meeting of shareholders, he must deliver notice not less than 80 days and not more than 110 days before the scheduled date of such meeting. In addition, the Wisconsin Bylaws provide that notice of shareholder nominations to the board of directors be delivered not less than 80 days and not more than 110 days before the scheduled date of such meeting.

     The Federal Bylaws provide that any new business to be taken up at an annual meeting of shareholders must be filed with the Secretary at least 30 days prior to the date of the annual meeting. Such Bylaws also provide that no nominations for directors by shareholders shall be considered at an annual meeting unless made by shareholders in writing and delivered to the Secretary at least 30 days prior to the date of the annual meeting.

     Special Meeting of Shareholders. The Wisconsin Bylaws provide that a special meeting of shareholders may be called by the Chief Executive Officer or board of directors. To the extent permitted by the Wisconsin Business Corporation Law, a special meeting of shareholders may also be called upon written demand of holders of at least 10% of our outstanding shares. The Federal Charter provides that for five years from the completion of our minority stock offering, special meetings of shareholders relating to a change of control or amendments to the charter may only be called by the board of directors. The Federal Bylaws require that the holders of at least 66?% of the outstanding shares of common stock are required to call a special meeting of shareholders.

     Amendment of Chartering Instrument and Bylaws. Amendments to the Wisconsin Articles of Incorporation must be approved by a majority vote of its board of directors and, to the extent required by law, by a majority of the outstanding shares of its voting stock. The affirmative vote of the holders of at least 66?% of the outstanding voting stock is required to amend provisions of the Wisconsin Articles of Incorporation relating to greenmail provision and voting in excess of the limit (discussed below) and any amendment rendering inapplicable Sections
180.1130 though  180.1134,  108.1140 though 180.1144 and/or Section  180.1155 of the Wisconsin Business Corporation Law. In all other cases, amendments must be approved by a majority of the outstanding shares. To the extent permitted by applicable law, the board of directors may amend the Wisconsin Bylaws by a majority vote. Shareholders may amend the Wisconsin Bylaws by a majority vote, except that a 66?% vote is required to amend provisions relating to calling a special meeting of shareholders, changes in the quorum and voting requirements, notice of shareholder nominations and shareholder proposals, and the provisions relating to the number, election, removal and qualifications of directors.

     The Federal Charter may be amended if such amendment is proposed by the board of directors and approved by shareholders by a majority of the votes eligible to be cast, unless a higher vote is required by the OTS. The Federal Bylaws may be amended upon approval by a majority vote of the authorized board of directors or by a majority vote of the votes cast by our shareholders (and upon receipt of approval by the OTS, if applicable).

     Limitation on Voting Rights. The Wisconsin Articles of Incorporation provide that for a period of five years from the date of the completion of the reorganization into a mutual holding company, no person other than Lamplighter Financial, may vote more than 10% of the issued and outstanding shares of our common stock (the "Limit). This restriction does not apply to any tax qualified employee benefit plan or arrangement established by us or one of our subsidiaries. The proposed Federal Charter contains a similar provision regarding voting of shares in excess of the Limit.

Optional Exchange of Stock Certificates

     After the charter conversion, stock certificates evidencing shares of our common stock under its current Wisconsin Articles of Incorporation and Bylaws will represent, by operation of law, the same number of shares of our common stock under the Federal Charter and Bylaws. Holders of common stock will not be required to exchange their existing stock certificates for certificates of the Federal corporation, but will have the option to do so. DO NOT SEND YOUR STOCK CERTIFICATES TO US AT THIS TIME.

Tax Consequences

     We have received an opinion of our special counsel, Luse Gorman Pomerenk & Schick, A Professional Corporation, Washington, D.C., that the charter conversion constitutes a reorganization under Section 368 of the Internal Revenue Code, and that no gain or loss will be recognized by our shareholders as a result of the charter conversion. It should be noted that this opinion of counsel is not binding upon the Internal Revenue Service. Each Company shareholder should consult his own tax counsel as to specific Federal, state and local tax consequences of the charter conversion, if any, to such shareholder.

Accounting Treatment

     The charter conversion will be accounted for in the same manner as a pooling-of-interests transaction.

Amendment or Termination of the Plan of Charter Conversion

     The board of directors may cause the Plan of Charter Conversion to be amended or terminated if the Board determines for any reason that such amendment or termination would be advisable. However, no such amendment may be made to the Plan of Charter Conversion after shareholder approval if such amendment is deemed to be materially adverse to our shareholders.

     YOUR BOARD OF DIRECTORS BELIEVES THAT THE CHARTER CONVERSION IS IN THE BEST INTERESTS OF WAUWATOSA HOLDINGS, INC. AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" THE PLAN OF CHARTER CONVERSION.

                        SHAREHOLDER PROPOSALS AND NOTICES

     Shareholder proposals must be received by the Secretary of Wauwatosa Holdings, Barbara J. Coutley, no later than November 26, 2007 in order to be considered for inclusion in next year's annual meeting proxy materials pursuant to SEC Rule 14a-8.

     Under SEC rules relating to the discretionary voting of proxies at shareholder meetings, if a proponent of a matter for shareholder consideration (other than a shareholder proposal) fails to notify Wauwatosa Holdings at least 45 days prior to the month and day of mailing the prior year's proxy statement, then management proxies are allowed to use their discretionary voting authority if a proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement. Therefore, any such matters must be received by February 11, 2008 in the case of the 2008 annual meeting of shareholders. We are not aware of any such proposals for the 2007 special meeting.

     Our current bylaws also require that any nomination of a director or submission of a matter for consideration of the meeting must be presented, with specified accompanying information, to the Wauwatosa Holdings Corporate Secretary at least 80, but not more than 110, days before the scheduled date for the next annual meeting of shareholders. No such submissions have been received by us for the 2007 annual meeting. Assuming that the 2008 annual meeting is held as scheduled on May 15, 2008, the period in which materials must be received is between January 25, 2008 and February 24, 2008 for the 2008 annul meeting. In the event we complete the charter conversion all such submissions must be made no later than 30 days before the scheduled date for the next annual meeting of shareholders.

                           INCORPORATION BY REFERENCE

     This document incorporates by reference the following documents that we have previously filed with the Securities and Exchange Commission (File No. 000-51507):

     Annual Report on Form 10-K for the year ended December 31, 2006; and

     Proxy Statement for the 2007 Annual Meeting of Shareholders.

     In addition, we are incorporating by reference any documents we may file as applicable under the Securities Exchange Act of 1934, as amended, after the date of this document and prior to the date of our special meeting of shareholders.

                                       By Order of the Board of Directors





                                       Barbara J. Coutley
                                       Senior Vice President and Secretary


Wauwatosa, Wisconsin
______________, 2007

     We will provide a copy of our Annual Report on Form 10-K (without exhibits) without charge to any record or beneficial owner of our common stock on the written request of that person directed to: Richard C. Larson, Chief Financial Officer, Wauwatosa Holdings, Inc., 11200 W. Plank Ct., Wauwatosa, WI 53226. The Form 10-K provides a list of exhibits, which will be provided for a reasonable fee to reflect duplication and mailing costs; exhibits are also available through the SEC's website at www.sec.gov.

                                                                      Exhibit A

                            WAUWATOSA HOLDINGS, INC.

                          STOCK HOLDING COMPANY CHARTER

     Section 1. Corporate Title. The full corporate title of the Mutual Holding Company subsidiary holding company is Wauwatosa Holdings, Inc. (the "Company").

     Section 2. Domicile. The domicile of the Company shall be located in the City of Wauwatosa in the State of Wisconsin.

     Section 3. Duration. The duration of the Company is perpetual.

     Section 4. Purpose and Powers. The purpose of the Company is to pursue any or all of the lawful objectives of a federal mutual holding company chartered under Section 10(o) of the Home Owners' Loan Act, 12 U.S.C. 1467a(o), and to exercise all of the express, implied, and incidental powers conferred thereby and by all acts amendatory thereof and supplemental thereto, subject to the Constitution and laws of the United States as they are now in effect, or as they may hereafter be amended, and subject to all lawful and applicable rules, regulations, and orders of the Office of Thrift Supervision (the "Office").

     Section 5. Capital Stock. The total number of shares of all classes of the capital stock that the Company has authority to issue is 220,000,000 of which 200,000,000 shares shall be common stock, par value $0.01 per share, and of which 20,000,000 shares shall be serial preferred stock, par value $0.01 per share. The shares may be issued from time to time as authorized by the board of directors without the approval of its shareholders, except as otherwise provided in this Section 5 or to the extent that such approval is required by governing law, rule, or regulation. The consideration for the issuance of the shares shall be paid in full before their issuance and shall not be less than the par or stated value. Neither promissory notes nor future services shall constitute payment or part payment for the issuance of shares of the Company. The consideration for the shares shall be cash, tangible or intangible property (to the extent direct investment in such property would be permitted to the
Company), labor, or services actually performed for the Company, or any combination of the foregoing. In the absence of actual fraud in the transaction, the value of such property, labor, or services, as determined by the board of directors of the Company, shall be conclusive. Upon payment of such consideration, such shares shall be deemed to be fully paid and nonassessable. In the case of a stock dividend, that part of the retained earnings of the Company that is transferred to common stock or paid in capital accounts upon the issuance of shares as a stock dividend shall be deemed to be the consideration for their issuance.

     Except for shares issued in the initial organization of the Company, no shares of capital stock (including shares issuable upon conversion, exchange, or exercise of other securities) shall be issued, directly or indirectly, to officers, directors, or controlling persons (except for shares issued to the parent mutual holding company) of the Company other than as part of a general public offering or as qualifying shares to a director, unless their issuance or the plan under which they would be issued has been approved by a majority of the total votes eligible to be cast at a legal meeting.

     Nothing contained in this Section 5 (or in any supplementary sections hereto) shall entitle the holders of any class or series of capital stock to vote as a separate class or series or to more than one vote per share, and there shall be no cumulation of votes for the election of directors. Provided, that this restriction on voting separately by class or series shall not apply:

     (i) To any provision which would authorize the holders of preferred stock, voting as a class or series, to elect some members of the board of directors, less than a majority thereof, in the event of default in the payment of dividends on any class or series of preferred stock;

     (ii) To any provision which would require the holders of preferred stock, voting as a class or series, to approve the merger or consolidation of the Company with another corporation or the sale, lease, or conveyance (other than by mortgage or pledge) of properties or business in exchange for securities of a corporation other than the Company if the preferred stock is exchanged for securities of such other corporation: Provided, that no provision may require such approval for transactions undertaken with the assistance or pursuant to the direction of the Office or the Federal Deposit Insurance Corporation;

     (iii) To any amendment which would adversely change the specific terms of any class or series of capital stock as set forth in this Section 5 (or in any supplementary sections hereto), including any amendment which would create or enlarge any class or series ranking prior thereto in rights and preferences. An amendment which increases the number of authorized shares of any class or series of capital stock, or substitutes the surviving Company in a merger or consolidation for the Company, shall not be considered to be such an adverse change.

     A description of the different classes and series of the Company's capital stock and a statement of the designations, and the relative rights, preferences and limitations of the shares of each class of and series of capital stock are as follows:

     A. Common Stock. Except as provided in this Section 5 (or in any supplementary sections thereto) the holders of common stock shall exclusively possess all voting power. Each holder of shares of common stock shall be entitled to one vote for each share held by such holder.

     Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class of stock having preference over the common stock as to payment of dividends, the full amount of dividends and of sinking fund, retirement fund or other retirement payments, if any, to which such holders are respectively entitled in preference to the common stock, then dividends may be paid on the common stock and on any class or series of stock entitled to participate therewith as to dividends out of any assets legally available for the payment of dividends.

     In the event of any liquidation, dissolution, or winding up of the Company, the holders of the common stock (and the holders of any class or series of stock entitled to participate with the common stock in the distribution of assets) shall be entitled to receive, in cash or in kind, the assets of the Company available for distribution remaining after: (i) payment or provision for payment of the Company's debts and liabilities; (ii) distributions or provision for distributions in settlement of its liquidation account; and (iii) distributions or provisions for distributions to holders of any class or series of stock having preference over the common stock in the liquidation, dissolution, or winding up of the Company. Each share of common stock shall have the same relative rights as and be identical in all respects with all the other shares of common stock.

     B. Preferred Stock. The Company may provide in supplementary sections to its charter for one or more classes of preferred stock, which shall be separately identified. The shares of any class may be divided into and issued in series, with each series separately designated so as to distinguish the shares thereof from the shares of all other series and classes. The terms of each series shall be set forth in a supplementary section to the charter. All shares of the same class shall be identical, except as to the following relative rights and preferences, as to which there may be variations between different series:

     (a) The distinctive serial designation and the number of shares constituting such series;

     (b) The dividend rate or the amount of dividends to be paid on the shares of such series, whether dividends shall be cumulative and, if so, from which date(s), the payment date(s) for dividends, and the participating or other special rights, if any, with respect to dividends;

     (c) The voting powers, full or limited, if any, of shares of such series;

     (d) Whether the shares of such series shall be redeemable and, if so, the price(s) at which, and the terms and conditions on which, such shares may be redeemed;

     (e) The amount(s) payable upon the shares of such series in the event of voluntary or involuntary liquidation, dissolution, or winding up of the Company;

     (f) Whether the shares of such series shall be entitled to the benefit of a sinking or retirement fund to be applied to the purchase or redemption of such shares, and if so entitled, the amount of such fund and the manner of its application, including the price(s) at which such shares may be redeemed or purchased through the application of such fund;

     (g) Whether the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes of stock of the Company and, if so, the conversion price(s) or the rate(s) of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

     (h) The price or other consideration for which the shares of such series shall be issued; and

     (i) Whether the shares of such series which are redeemed or converted shall have the status of authorized but unissued shares of serial preferred stock and whether such shares may be reissued as shares of the same or any other series of serial preferred stock.

     Each share of each series of serial preferred stock shall have the same relative rights as and be identical in all respects with all the other shares of the same series.

     The board of directors shall have authority to divide, by the adoption of supplementary charter sections, any authorized class of preferred stock into series and, within the limitations set forth in this section and the remainder of this charter, fix and determine the relative rights and preferences of the shares of any series so established.

     Prior to the issuance of any preferred shares of a series established by a supplementary charter section adopted by the board of directors, the Company shall file with the Secretary to the Office a dated copy of that supplementary section of this charter establishing and designating the series and fixing and determining the relative rights and preferences thereof.

     Section 6. Preemptive Rights. Holders of the capital stock of the Company shall not be entitled to preemptive rights with respect to any shares of the Company which may be issued.

     Section 7. Certain provisions applicable for five years. Notwithstanding anything contained in the Company's charter or bylaws to the contrary, for a period of five years from the date of the completion of the minority stock offering of the Company, the following provisions shall apply:

     A. Beneficial Ownership Limitation. No person, other than Lamplighter Financial, MHC, shall directly or indirectly offer to acquire or acquire the beneficial ownership of more than 10 percent of any class of an equity security of the Company. This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering, or the purchase of shares by a tax-qualified employee stock benefit plan which is exempt from the approval requirements under ss.574.3(c)(1)(vi) of the Office's regulations.

     In the event shares are acquired in violation of this section 7, all shares beneficially owned by any person in excess of 10% shall be considered "excess shares" and shall not be counted as shares entitled to vote and shall not be voted by any person or counted as voting shares in connection with any matters submitted to the stockholders for a vote.

For purposes of this section 7, the following  definitions  apply:

     (1) The term "person" includes an individual, a group acting in concert, a corporation, a partnership, an association, a joint stock company, a trust, an unincorporated organization or similar company, a syndicate or any other group formed for the purpose of acquiring, holding or disposing of the equity securities of the association.

     (2) The term "offer" includes every offer to buy or otherwise acquire, solicitation of an offer to sell, tender offer for, or request or invitation for tenders of, a security or interest in a security for value.

     (3) The term "acquire" includes every type of acquisition, whether effected by purchase, exchange, operation of law or otherwise.

     (4) The term "acting in concert" means (a) knowing participation in a joint activity or conscious parallel action towards a common goal whether or not pursuant to an express agreement, or (b) a combination or pooling of voting or other interests in the securities of an issuer for a common purpose pursuant to any contract, understanding, relationship, agreement or other arrangements, whether written or otherwise.

     B. Special Meetings. Special meetings of stockholders relating to changes in control of the Company or amendments to its charter shall be called only upon direction of the board of directors.

     Section 8. Directors. The Company shall be under the direction of a board of directors. The authorized number of directors, as stated in the Company's bylaws, shall not be fewer than five nor more than fifteen except when a greater or lesser number is approved by the Director of the Office, or his or her delegate.

     Section 9. Amendment of Charter. Except as provided in Section 5, no amendment, addition, alteration, change or repeal of this charter shall be made, unless such is approved by the affirmative vote of a majority of the members of the board of directors of the Company, approved by the shareholders by a majority of the votes eligible to be cast at a legal meeting, unless a higher vote is otherwise required, and approved or preapproved by the Office.

WAUWATOSA HOLDINGS, INC.


ATTEST:
            -----------------------------------------
            Barbara J. Coutley
            Corporate Secretary


BY:
            -----------------------------------------
            Douglas S. Gordon
            President and Chief Executive Officer


OFFICE OF THRIFT SUPERVISION


ATTEST:
            -----------------------------------------
            Secretary of Office of Thrift Supervision


BY:
            -----------------------------------------
            Director of Office of Thrift Supervision



Effective Date:
                -------------------------------------

                                                                      Exhibit B

                            WAUWATOSA HOLDINGS, INC.

                                     BYLAWS

                             ARTICLE I - Home Office

     The home office of Wauwatosa Holdings, Inc. (the "Company") shall be at 11200 West Plank Court, in the city of Wauwatosa, in the State of Wisconsin 53226.

                            ARTICLE II - Shareholders

     Section  1.  Place  of  Meetings.   All  annual  and  special  meetings  of
shareholders shall be held at the home office of the Company or at such other convenient place as the board of directors may determine.

     Section 2. Annual Meeting. A meeting of the shareholders of the Company for the election of directors and for the transaction of any other business of the Company shall be held annually within 150 days after the end of the Company's fiscal year, on the third Wednesday of May of each calendar year, if not a legal holiday, and if a legal holiday, then on the next day following which is not a legal holiday, or at such other date and time within such 150-day period as the board of directors may determine.

     Section 3. Special Meetings. Special meetings of the shareholders for any purpose or purposes, unless otherwise prescribed by the regulations of the Office of Thrift Supervision (the "Office"), may be called at any time by the chairman of the board, the president, or by a majority of the board of directors, and shall be called by the chairman of the board, the president, or the secretary upon the written request of two-thirds of the eligible votes of shareholders. Such written request shall state the purpose or purposes of the meeting and shall be delivered to the home office of the Company addressed to the chairman of the board, the president, or the secretary.

     Section 4. Conduct of Meetings. Annual and special meetings shall be conducted in accordance with written procedures established by the Board of Directors. The board of directors shall designate, when present, either the chairman of the board or president to preside at such meetings.

     Section 5. Notice of Meetings. Written notice stating the place, day, and hour of the meeting and the purpose(s) for which the meeting is called shall be delivered not fewer than 20 nor more than 50 days before the date of the meeting, either personally, electronically or by mail, by or at the direction of the chairman of the board, the president, or the secretary, or the directors calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the mail, addressed to the shareholder at the address as it appears on the stock transfer books or records of the Company as of the record date prescribed in Section 6 of this Article II with postage prepaid. When any shareholders' meeting, either annual or special, is adjourned for 30 days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. It shall not be necessary to give any notice of the time and place of any meeting adjourned for less than 30 days or of the business to be transacted at the meeting, other than an announcement at the meeting at which such adjournment is taken.

     Section 6. Fixing of Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the board of directors shall fix in advance a date as the record date for any such determination of shareholders. Such date in any case shall be not more than 60 days and, in case of a meeting of shareholders, not fewer than 10 days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment.

     Section 7. Voting Lists. At least 20 days before each meeting of the shareholders, the officer or agent having charge of the stock transfer books for shares of the Company shall make a complete list of the shareholders of record entitled to vote at such meeting, or any adjournment thereof, arranged in alphabetical order, with the address and the number of shares held by each. This list of shareholders shall be kept on file at the home office of the Company and shall be subject to inspection by any shareholder of record or the shareholder's agent at any time during usual business hours for a period of 20 days prior to such meeting. Such list also shall be produced and kept open at the time and place of the meeting and shall be subject to inspection by any shareholder of record or the shareholder's agent during the entire time of the meeting. The original stock transfer book shall constitute prima facie evidence of the shareholders entitled to examine such list or transfer books or to vote at any meeting of shareholders.

     In lieu of making the shareholder list available for inspection by shareholders as provided in the preceding paragraph, the board of directors may elect to follow the procedures prescribed in Section 552.6(d) of the Office's regulations as now or hereafter in effect.

     Section 8. Quorum. A majority of the outstanding shares of the Company entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. If less than a majority of the outstanding shares is represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If a quorum is present at a meeting of shareholders and the withdrawal of shareholders results in the presence of less than a quorum, the shareholders present may continue to transact business until adjournment. If a quorum is present the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders, unless the vote of a greater number of shareholders voting together or voting by classes is required by law or the charter. Directors, however, are elected by a plurality of the votes cast at an election of directors.

     Section 9. Proxies. At all meetings of shareholders, a shareholder may vote by proxy executed in writing by the shareholder or by his or her duly authorized attorney in fact. Proxies may be given telephonically or electronically as long as the holder uses a procedure for verifying the identity of the shareholder. Proxies solicited on behalf of the management shall be voted as directed by the shareholder or, in the absence of such direction, as determined by a majority of the board of directors. No proxy shall be valid more than eleven months from the date of its execution except for a proxy coupled with an interest.

     Section 10. Voting of Shares in the Name of Two or More Persons. When ownership stands in the name of two or more persons, in the absence of written directions to the Company to the contrary, at any meeting of the shareholders of the Company any one or more of such shareholders may cast, in person or by proxy, all votes to which such ownership is entitled. In the event an attempt is made to cast conflicting votes, in person or by proxy, by the several persons in whose names shares of stock stand, the vote or votes to which those persons are entitled shall be cast as directed by a majority of those holding such stock and present in person or by proxy at such meeting, but no votes shall be cast for such stock if a majority cannot agree.

     Section 11. Voting of Shares of Certain Holders. Shares standing in the name of another corporation may be voted by any officer, agent, or proxy as the bylaws of such corporation may prescribe, or, in the absence of such provision, as the board of directors of such corporation may determine. Shares held by an administrator, executor, guardian, or conservator may be voted by him or her, either in person or by proxy, without a transfer of such shares into his or her name. Shares standing in the name of a trustee may be voted by him or her, either in person or by proxy, but no trustee shall be entitled to vote shares held by him or her without a transfer of such shares into his or her name. Shares held in trust in an IRA or Keogh Account, however, may be voted by the Company if no other instructions are received. Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer into his or her name if authority to do so is contained in an appropriate order of the court or other public authority by which such receiver was appointed.

     A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

     Neither treasury shares of its own stock held by the Company nor shares held by another corporation, if a majority of the shares entitled to vote for the election of directors of such other corporation are held by the Company, shall be voted at any meeting or counted in determining the total number of outstanding shares at any given time for purposes of any meeting.

     Section 12. Cumulative Voting. Stockholders may not cumulate their votes for election of directors.

     Section 13. Inspectors of Election. In advance of any meeting of shareholders, the board of directors may appoint any persons other than nominees for office as inspectors of election to act at such meeting or any adjournment. The number of inspectors shall be either one or three. Any such appointment shall not be altered at the meeting. If inspectors of election are not so appointed, the chairman of the board or the president may, or on the request of not fewer than 10 percent of the votes represented at the meeting shall, make such appointment at the meeting. If appointed at the meeting, the majority of the votes present shall determine whether one or three inspectors are to be appointed. In case any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment by the board of directors in advance of the meeting or at the meeting by the chairman of the board or the president.

     Unless otherwise prescribed by regulations of the Office, the duties of such inspectors shall include: determining the number of shares and the voting power of each share, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity and effect of proxies; receiving votes, ballots, or consents; hearing and determining all challenges and questions in any way arising in connection with the rights to vote; counting and tabulating all votes or consents; determining the result; and such acts as may be proper to conduct the election or vote with fairness to all shareholders.

     Section 14. Nominating Committee. The board of directors shall appoint a nominating committee for selecting the management nominees for election of directors. Except in the case of a nominee substituted as a result of the death or other incapacity of a management nominee, the nominating committee shall deliver written nominations to the secretary at least 20 days prior to the date of the annual meeting. Upon delivery, such nominations shall be posted in a conspicuous place in each office of the Company. No nominations for directors except those made by the nominating committee shall be voted upon at the annual meeting unless other nominations by shareholders are made in writing and delivered to the secretary of the Company at least 30 days prior to the date of the annual meeting. Upon delivery, such nominations shall be posted in a conspicuous place in each office of the Company. Ballots bearing the names of all persons nominated by the nominating committee and by shareholders shall be provided for use at the annual meeting. However, if the nominating committee shall fail or refuse to act at least 20 days prior to the annual meeting, nominations for directors may be made at the annual meeting by any shareholder entitled to vote and shall be voted upon.

     Section 15. New Business. Any new business to be taken up at the annual meeting shall be stated in writing and filed with the secretary of the Company at least 30 days prior to the date of the annual meeting, and all business so stated, proposed, and filed shall be considered at the annual meeting; but no other proposal shall be acted upon at the annual meeting. Any shareholder may make any other proposal at the annual meeting and the same may be discussed and considered, but unless stated in writing and filed with the secretary at least 30 days before the meeting, such proposal shall be laid over for action at an adjourned, special or annual meeting of the shareholders taking place 30 days or more thereafter. This provision shall not prevent the consideration and approval or disapproval at the annual meeting of reports of officers, directors, and committees; but in connection with such reports, no new business shall be acted upon at such annual meeting unless stated and filed as herein provided.

     Section 16. Informal Action by Shareholders. Any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of shareholders, may be taken without a meeting if consent in writing, setting forth the action so taken, shall be given by all of the shareholders entitled to vote with respect to the subject matter.

                        ARTICLE III - Board of Directors

     Section 1. General Powers. The business and affairs of the Company shall be under the direction of its board of directors. The board of directors shall annually elect a chairman of the board and a president from among its members and shall designate, when present, either the chairman of the board or the president to preside at its meetings.

     Section 2. Number and Term. The board of directors shall consist of six (6) members and shall be divided into three classes as nearly equal in number as possible. The members of each class shall be elected for a term of three years and until their successors are elected and qualified. One class shall be elected by ballot annually.

     Section 3. Regular Meetings. A regular meeting of the board of directors shall be held without notice other than this bylaw following the annual meeting of shareholders. The board of directors may provide, by resolution, the time and place for the holding of additional regular meetings without other notice than such resolution. Directors may participate in a meeting by means of a conference telephone or similar communications device through which all persons participating can hear each other at the same time. Participation by such means shall constitute presence in person for all purposes.

     Section 4. Qualification. Each director shall at all times be the beneficial owner of not less than 100 shares of capital stock of the Company unless the company is a wholly-owned subsidiary of a holding company.

     Section 5. Special Meetings. Special meetings of the board of directors may be called by or at the request of the chairman of the board, the president, or one-third of the directors. The persons authorized to call special meetings of the board of directors may fix any place, within the Company's normal lending territory, as the place for holding any special meeting of the board of directors called by such persons.

     Members of the board of directors may participate in special meetings by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other. Such participation shall constitute presence in person for all purposes.

     Section 6. Notice. Written notice of any special meeting shall be given to each director at least 24 hours prior thereto when delivered personally or by electronic mail, or at least five days prior thereto when delivered by mail at the address at which the director is most likely to be reached. Such notice shall be deemed to be delivered when deposited in the mail so addressed, with postage prepaid if sent by mail, when delivered personally or when the Company receives notice of delivery if electronically transmitted. Any director may waive notice of any meeting by a writing filed with the secretary. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

     Section 7. Quorum. A majority of the number of directors fixed by Section 2 of this Article III shall constitute a quorum for the transaction of business at any meeting of the board of directors; but if less than such majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time. Notice of any adjourned meeting shall be given in the same manner as prescribed by Section 6 of this Article III.

     Section 8. Manner of Acting. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors, unless a greater number is prescribed by regulation of the Office or by these bylaws.

     Section 9. Action Without a Meeting. Any action required or permitted to be taken by the board of directors at a meeting may be taken without a meeting if a consent in writing or by electronic transmission, setting forth the action so taken, shall be signed by all of the directors.

     Section 10. Resignation. Any director may resign at any time by sending a written notice of such resignation to the home office of the Company addressed to the chairman of the board or the president. Unless otherwise specified, such resignation shall take effect upon receipt by the chairman of the board or the president. More than three consecutive absences from regular meetings of the board of directors, unless excused by resolution of the board of directors, shall automatically constitute a resignation, effective when such resignation is accepted by the board of directors.

     Section 11. Vacancies. Any vacancy occurring on the board of directors may be filled by the affirmative vote of a majority of the remaining directors although less than a quorum of the board of directors. A director elected to fill a vacancy shall be elected to serve until the next election of directors by the shareholders. Any directorship to be filled by reason of an increase in the number of directors may be filled by election by the board of directors for a term of office continuing only until the next election of directors by the shareholders.

     Section 12. Compensation. Directors, as such, may receive a stated salary for their services. By resolution of the board of directors, a reasonable fixed sum, and reasonable expenses of attendance, if any, may be allowed for of either standing or special committees may be allowed such compensation for attendance at committee meetings as the board of directors may determine.

     Section 13. Presumption of Assent. A director of the Company who is present at a meeting of the board of directors at which action on any Company matter is taken shall be presumed to have assented to the action taken unless his or her dissent or abstention shall be entered in the minutes of the meeting or unless he or she shall file a written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the secretary of the Company within five days after the date a copy of the minutes of the meeting is received. Such right to dissent shall not apply to a director who voted in favor of such action.

     Section 14. Removal of Directors. At a meeting of shareholders called expressly for that purpose, any director may be removed only for cause by a vote of the holders of a majority of the shares then entitled to vote at an election of directors. Whenever the holders of the shares of any class are entitled to elect one or more directors by the provisions of the charter or supplemental sections thereto, the provisions of this section shall apply, in respect to the removal of a director or directors so elected, to the vote of the holders of the outstanding shares of that class and not to the vote of the outstanding shares as a whole.

     Section 15. Integrity of Directors. A person is not qualified to serve as a director if he or she: (1) is under indictment for, or has ever been convicted of, a criminal offense involving dishonesty or breach of trust and the penalty for such offense could be imprisonment for more than one year, or (2) is a person against who a banking agency has, within the past ten years, issued a cease and desist order for conduct involving dishonesty or breach of trust and that order is final and not subject to appeal, or (3) has been found either by a regulatory agency whose decision is final and not subject to appeal or by a court to have (i) breached a fiduciary duty involving personal profit or (ii) committed a willful violation of any law, rule or regulation governing banking, securities, commodities or insurance, or any final cease and desist order issued by a banking, securities, commodities or insurance regulatory agency.

                   ARTICLE IV - Executive And Other Committees

     Section 1. Appointment. The board of directors, by resolution adopted by a majority of the full board, may designate the chief executive officer and two or more of the other directors to constitute an executive committee. The designation of any committee pursuant to this Article IV and the delegation of authority shall not operate to relieve the board of directors, or any director, of any responsibility imposed by law or regulation.

     Section 2. Authority. The executive committee, when the board of directors is not in session, shall have and may exercise all of the authority of the board of directors except to the extent, if any, that such authority shall be limited by the resolution appointing the executive committee; and except also that the executive committee shall not have the authority of the board of directors with reference to: the declaration of dividends; the amendment of the charter or bylaws of the Company or recommending to the shareholders a plan of merger, consolidation, or conversion; the sale, lease, or other disposition of all or substantially all of the property and assets of the Company otherwise than in the usual and regular course of its business; a voluntary dissolution of the Company; a revocation of any of the foregoing; or the approval of a transaction in which any member of the executive committee, directly or indirectly, has any material beneficial interest.

     Section 3. Tenure. Subject to the provisions of Section 8 of this Article IV, each member of the executive committee shall hold office until the next regular annual meeting of the board of directors following his or her designation and until a successor is designated as a member of the executive committee.

     Section 4. Meetings. Regular meetings of the executive committee may be held without notice at such times and places as the executive committee may fix from time to time by resolution. Special meetings of the executive committee may be called by any member thereof upon not less than one day's notice stating the place, date, and hour of the meeting, which notice may be written or oral. Any member of the executive committee may waive notice of any meeting and no notice of any meeting need be given to any member thereof who attends in person. The notice of a meeting of the executive committee need not state the business proposed to be transacted at the meeting.

     Section 5. Quorum. A majority of the members of the executive committee shall constitute a quorum for the transaction of business at any meeting thereof, and action of the executive committee must be authorized by the affirmative vote of a majority of the members present at a meeting at which a quorum is present.

     Section 6. Action Without a Meeting. Any action required or permitted to be taken by the executive committee at a meeting may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the members of the executive committee.

     Section 7. Vacancies. Any vacancy in the executive committee may be filled by a resolution adopted by a majority of the full board of directors.

     Section 8. Resignations and Removal. Any member of the executive committee may be removed at any time with or without cause by resolution adopted by a majority of the full board of directors. Any member of the executive committee may resign from the executive committee at any time by giving written notice to the president or secretary of the Company. Unless otherwise specified, such resignation shall take effect upon its receipt; the acceptance of such resignation shall not be necessary to make it effective.

     Section 9. Procedure. The executive committee shall elect a presiding officer from its members and may fix its own rules of procedure which shall not be inconsistent with these bylaws. It shall keep regular minutes of its proceedings and report the same to the board of directors for its information at the meeting held next after the proceedings shall have occurred.

     Section 10. Other Committees. The board of directors may by resolution establish an audit, loan, or other committee composed of directors as it may determine to be necessary or appropriate for the conduct of the business of the Company and may prescribe the duties, constitution, and procedures thereof.

                              ARTICLE V - Officers

     Section 1. Positions. The officers of the Company shall be a president, one or more vice presidents, a secretary, and a treasurer or chief financial officer, each of whom shall be elected by the board of directors. The board of directors also may designate the chairman of the board as an officer. The offices of the secretary and treasurer or chief financial officer may be held by the same person and a vice president also may be either the secretary or the treasurer or chief financial officer. The board of directors may designate one or more vice presidents as executive vice president or senior vice president. The board of directors also may elect or authorize the appointment of such other officers as the business of the Company may require. The officers shall have such authority and perform such duties as the board of directors may from time to time authorize or determine. In the absence of action by the board of directors, the officers shall have such powers and duties as generally pertain to their respective offices.

     Section 2. Election and Term of Office. The officers of the Company shall be elected annually at the first meeting of the board of directors held after each annual meeting of the shareholders. If the election of officers is not held at such meeting, such election shall be held as soon thereafter as possible. Each officer shall hold office until a successor has been duly elected and qualified or until the officer's death, resignation, or removal in the manner hereinafter provided. Election or appointment of an officer, employee, or agent shall not of itself create contractual rights. The board of directors may authorize the Company to enter into an employment contract with any officer in accordance with regulations of the Office; but no such contract shall impair the right of the board of directors to remove any officer at any time in accordance with Section 3 of this Article V.

     Section 3. Removal. Any officer may be removed by the board of directors whenever in its judgment the best interests of the Company will be served thereby, but such removal, other than for cause, shall be without prejudice to the contractual rights, if any, of the person so removed.

     Section  4.   Vacancies.   A  vacancy  in  any  office  because  of  death,
resignation, removal, disqualification, or otherwise may be filled by the board of directors for the unexpired portion of the term.

     Section 5. Remuneration. The remuneration of the officers shall be fixed from time to time by the board of directors.

               ARTICLE VI - Contracts, Loans, Checks, and Deposits

     Section 1. Contracts. To the extent permitted by regulations of the Office, and except as otherwise prescribed by these bylaws with respect to certificates for shares, the board of directors may authorize any officer, employee or agent of the Company to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Company. Such authority may be general or confined to specific instances.

     Section 2. Loans. No loans shall be contracted on behalf of the Company and no evidence of indebtedness shall be issued in its name unless authorized by the board of directors. Such authority may be general or confined to specific instances.

     Section 3. Checks, Drafts, etc. All checks, drafts, or other orders for the payment of money, notes, or other evidences of indebtedness issued in the name of the Company shall be signed by one or more officers, employees, or agents of the Company in such manner as shall from time to time be determined by the board of directors.

     Section 4. Deposits. All funds of the Company not otherwise employed shall be deposited from time to time to the credit of the Company in any duly authorized depositories as the board of directors may select.

            ARTICLE VII - Certificates for Shares and Their Transfer

     Section 1. Certificates for Shares. Certificates representing shares of capital stock of the Company shall be in such form as shall be determined by the board of directors and approved by the Office. Such certificates shall be signed by the chief executive officer or by any other officer of the Company authorized and sealed with the corporate seal or a facsimile thereof. The signatures of such officers upon a certificate may be facsimiles if the certificate is manually signed on behalf of a transfer agent or a registrar other than the Company itself or one of its employees. Each certificate for shares of capital stock shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the Company. All certificates surrendered to the Company for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of shares has been surrendered and cancelled, except that in the case of a lost or destroyed certificate, a new certificate may be issued upon such terms and indemnity to the Company as the board of directors may prescribe. The Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Company.

     Section 2. Transfer of Shares. Transfer of shares of capital stock of the Company shall be made only on its stock transfer books. Authority for such transfer shall be given only by the holder of record or by his or her legal representative, who shall furnish proper evidence of such authority, or by his or her attorney authorized by a duly executed power of attorney and filed with the Company. Such transfer shall be made only on surrender for cancellation of the certificate for such shares. The person in whose name shares of capital stock stand on the books of the Company shall be deemed by the Company to be the owner for all purposes.

                           ARTICLE VIII - Fiscal Year

     The fiscal  year of the  Company  shall end on the last day of  December of
each  year.  The   appointment  of  accountants   shall  be  subject  to  annual
ratification by the shareholders.

                             ARTICLE IX - Dividends

     Subject only to the terms of the Company's charter and the regulations and orders of the Office, the board of directors may, from time to time, declare, and the Company may pay, dividends on its outstanding shares of capital stock.

                           ARTICLE X - Corporate Seal

     The board of directors shall provide a Company seal which shall be two concentric circles between which shall be the name of the Company. The year of incorporation or an emblem may appear in the center.

                             ARTICLE XI - Amendments

     These bylaws may be amended in a manner consistent with regulations of the Office and shall be effective after: (i) approval of the amendment by a two-thirds vote of the authorized board of directors, or by an affirmative vote of a majority of the votes cast by the shareholders of the Company at any legal meeting; and (ii) receipt of any applicable regulatory approval. When the Company fails to meet its quorum requirements, solely due to vacancies on the board, then the affirmative vote of a majority of the sitting board will be required to amend the bylaws.

                          ARTICLE XII - Indemnification

     The Company shall indemnify its personnel, including directors, officers and employees, to the fullest extent authorized by applicable law and OTS regulations, as the same exists or may hereafter be amended.

                                 REVOCABLE PROXY

                            WAUWATOSA HOLDINGS, INC.
                         SPECIAL MEETING OF SHAREHOLDERS
                                ___________, 2007

     The undersigned hereby appoints the official proxy committee consisting of the Board of Directors with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of Wauwatosa Holdings, Inc. ("Company") that the undersigned is entitled to vote at the Special Meeting of Shareholders ("Special Meeting") to be held at the _________________________, on ___________, 2007 at ________ local time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

                                                 FOR      AGAINST      ABSTAIN
                                                 ---      -------      -------

   1.  The approval of the Plan of Charter       [  ]       [  ]         [  ]
       Conversion by which the Company
       will convert to a Federal corporation
       from a Wisconsin corporation.


The Board of Directors recommends a vote "FOR" the Proposal.

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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
PROXY WILL BE VOTED "FOR" THE PROPOSAL. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH SPECIAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO
OTHER     BUSINESS    TO    BE    PRESENTED    AT    THE    SPECIAL     MEETING.
--------------------------------------------------------------------------------

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Should the undersigned be present and elect to vote at the Special Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Special Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Special Meeting of Shareholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Special Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Special Meeting and a proxy statement dated_______, 2007.


Dated: _________________________             [  ]    Check Box if You Plan
                                                     to Attend Special Meeting



-------------------------                   --------------------------
PRINT NAME OF SHAREHOLDER                   PRINT NAME OF SHAREHOLDER



------------------------                    --------------------------
SIGNATURE OF SHAREHOLDER                    SIGNATURE OF SHAREHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.




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                Please complete and date this proxy and return it
               promptly in the enclosed postage-prepaid envelope.
--------------------------------------------------------------------------------